UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2017

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14675 Dallas Parkway, Suite 600, Dallas, Texas

75254

(Address of principal executive offices)

(Zip Code)

(866) 655-3650

(Registrant’s telephone number, including area code)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On January 23, 2017, Behringer Harvard Opportunity REIT I, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  As of October 27, 2016, the record date for the Annual Meeting, there were 56,500,472 shares of the Company’s common stock outstanding and entitled to vote.

At the Annual Meeting, the Company submitted five proposals to the vote of the Company’s stockholders. The proposals are discussed in detail in the Company’s definitive proxy statement dated November 10, 2016 and filed with the Securities and Exchange Commission on November 2, 2016.  The proposals are summarized below:

1.              Approval of a plan of complete liquidation and dissolution of the Company (the “Plan of Liquidation Proposal”);

2.              Approval of certain amendments to the Company’s charter (collectively, the “Charter Amendment Proposals”);

3.              Adjournment of the Annual Meeting (even if a quorum was present) to solicit additional votes to approve the Plan of Liquidation Proposal or any of the Charter Amendment Proposals if there were not sufficient votes in favor of any of the proposals (the “Adjournment Proposal”);

4.              Election of four directors; and

5.              Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

As of the date of the Annual Meeting, the Company had sufficient votes to approve all proposals other than the Charter Amendment Proposals.  As a result, the only proposal presented at the Annual Meeting was the Adjournment Proposal.  The following are the voting results with respect to the Adjournment Proposal:

For	Against	Abstain	Broker Non-Votes
28,747,295	3,037,366	1,587,757	4,629,042

Upon approval of the Adjournment Proposal, the Company adjourned the Annual Meeting until January 30, 2017 in order to solicit additional votes in favor of the Charter Amendment Proposals.  The reconvened Annual Meeting will be held on January 30, 2017 at 10:00 a.m., Central Time, at the principal executive offices of the Company, 14675 Dallas Parkway, Suite 600, Dallas, Texas 75254.

At the reconvened Annual Meeting, the Company expects to ask stockholders to vote on all proposals for which the Company has received enough votes to approve the proposals and adjourn the Annual Meeting, if necessary, to solicit additional votes in favor of the Charter Amendment Proposals.  Valid proxies for all proposals (including the Plan of Liquidation Proposal and the Charter Amendment Proposals) submitted before the Annual Meeting and adjournments will continue to be valid for the reconvened Annual Meeting, unless properly changed or revoked before votes being taken at the reconvened Annual Meeting. The record date of October 27, 2016 will remain the same for the reconvened Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: January 26, 2017	By:	/s/ Terri Warren Reynolds
Terri Warren Reynolds
Senior Vice President — Legal, General Counsel, and Secretary